Fees Summary	Nov. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 748,597,500.00
Previously Paid Amount	0.00
Total Fee Amount	103,381.31
Total Offset Amount	0.00
Net Fee	$ 103,381.31
Final Prospectus	false